John Hancock Variable Insurance Trust

Supplement dated February 16, 2016

to the Statement of Information dated April 27, 2015

T. Rowe Price Associates, Inc.

The following supplements the portfolio manager information presented within the section under, “Appendix III – Portfolio Manager Information - T. Rowe Price Associates, Inc.” as relates to Health Sciences Trust (the “fund”):

The following table reflects information as of December 31, 2015:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Ziad Bakri	0	$0	0	$0	0	$0

There are no accounts that pay fees based on performance.

Ownership of fund shares. Mr. Bakri did not beneficially own any shares of the funds as of December 31, 2015.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.